TCW | Gargoyle Dynamic 500 Fund

I SHARE: TFDIX  |  N SHARE: TFDNX

FEBRUARY 28

SUMMARY

PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 866 858 4338 or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated February 28, 2018, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The Fund’s investment objective is to seek greater long-term capital appreciation with reduced risk and lower volatility than the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	2.48%	2.48%
Acquired fund fees and expenses	0.09%	0.09%
Total annual fund operating expenses[1]	3.37%	3.62%
Fee waiver and/or expense reimbursement[2]	-2.28%	-2.28%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1,2]	1.09%	1.34%

[1]

The “Total annual fund operating expenses” and “Total annual fund operating expenses after fee waiver and/or expense reimbursement” will not correlate to the corresponding ratios included in the Fund’s Financial Highlights for that class of shares because those ratios do not reflect indirect expenses, such as “Acquired fund fees and expenses.”

[2]

TCW Investment Management Company LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 1.00% of average daily net assets with respect to Class I shares and 1.25% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2019. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2019, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$111	$823	$1,558	$3,504
N	$136	$897	$1,679	$3,731

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by buying the S&P 500 Index (“SPX”) (the “Stock Portfolio”) (or gaining exposure to that Index through the purchase of ETFs) and selling short-term SPX call options (the “Options Portfolio”) on a monthly basis. The Fund may implement the options-only equivalent of this strategy, thereby obviating the need to buy the SPX directly, or gain exposure by buying a SPX exchange-traded fund, for some or all of the Fund’s position. In an effort to maximize upside participation and to provide more downside protection, Gargoyle Investment Advisor L.L.C., the Fund’s sub-adviser (“Gargoyle” or the “Sub-Adviser”), continually monitors the Options Portfolio and actively adjusts the Options Portfolio in an effort to maintain the combined net long market exposure of the long Stock Portfolio and the short Options Portfolio within the range of 35% and 65%, with a target of 50%. This net figure is determined by considering the long exposure of the Stock Portfolio to be 100%. The Options Portfolio is targeted to be sufficiently short so as to reduce the overall Fund market exposure to a net long 50%. To the extent that Gargoyle determines to roll the Options Portfolio forward on or before it would otherwise expire, the Fund will endeavor to maintain an Options Portfolio of short call options.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Market Risk: Market risk is the risk that the securities or other markets in which the Fund trades or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

•

Index Call Option Writing Risk: As the writer of an SPX call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the SPX above the exercise price of the call option.

•	Hedging Risk: It is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

•	Leverage Risk: Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage, and, during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

•

Derivatives Risk: The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is the measurement of how much the change in the price of a security, an index or a market varies compared to its average change. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Options: Investments in options are considered speculative. When the Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

•

Difference in Market Close Time Risk: The listed stock markets close at 4 PM ET whereas the listed option markets close at 4:15 PM ET. News that is announced between 4 PM and 4:15 PM could cause the options portfolio to move adversely without the ability of the stock portfolio to move.

•

Models Risk: The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement its strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

•

Management Risk: The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

•

Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s Class I shares. Class I performance may be higher than Class N performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results.

Calendar Year Total Returns

(as of December 31)

For Class I Shares

During the period of time shown in the bar chart, the highest quarterly return was 3.91%, for the quarter ended March 31, 2017, and the lowest quarterly return was 0.20%, for the quarter ended March 31, 2016.

Average Annual Total Returns

	Inception Date	1 Year	Since Inception
Class I Shares	December 1, 2015
Return Before Taxes		13.08%	9.48%
Return After Taxes on Distributions*		12.85%	9.08%
Return After Taxes on Distributions and Sale of Fund Shares*		7.60%	7.21%
Class N Shares	December 1, 2015
Return Before Taxes		12.89%	9.20%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)		13.00%	9.13%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class shares only. The after-tax returns for Retail Class shares will vary. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, at (866) 858-4338, or by visiting the Fund’s website at www.TCW.com.

Advisers and Portfolio Managers

Adviser

TCW Investment Management Company LLC

Sub-Adviser

Gargoyle Investment Advisor L.L.C.

Portfolio Managers and Titles with Sub-Adviser	Managed Fund Since
Thomas F. Concannon, Jr.	2017

Director of Trading Operations

Joshua B. Parker	2015

Co-Chief Executive Officer

Alan L. Salzbank	2015

Chief Investment Officer

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (TCW Alternative Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9886, Providence, RI 02940), or by telephone at (866) 858-4338. You may also purchase or redeem Fund shares through your dealer or financial adviser.

Purchase Minimums

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class N:
Regular	$5,000	$0
Individual Retirement Account (“IRA”)	$1,000	$0
Automatic Investment Plan	$5,000	$100
Class I:
Regular accounts	$100,000	$25,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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